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                                   Exhibit 10.23

                                  AMENDMENT NO. 3
                             Dated as of June 25, 1999
                                         to
                       AMENDED AND RESTATED CREDIT AGREEMENT
                             Dated as of March 19, 1998


          THIS AMENDMENT NO. 3 ("Amendment") is made as of June 25, 1999 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties hereto as Lenders, and THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998 and an Amendment No. 2 dated as of March 31, 1999 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Agent and the Required Lenders amend the Credit Agreement in certain respects, and the Required Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that the modifications set forth herein shall in no event constitute a waiver by the Lenders or the Agent of any breach of the Credit Agreement or any of the Lenders' or Agent's rights or remedies with respect thereto;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement:

          1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended as follows:

          1.1 SECTION 1.1 of the Credit Agreement is amended (i) to insert the following immediately prior to the period (".") now appearing at the end of the definition of "EBITDA":

     ", MINUS (x) the net gain on the sale of the OTM Division to the extent added in computing Net Income; PROVIDED, that EBITDA attributable to the OTM Division shall be included in the calculation of EBITDA to but not including the date of the sale of the OTM Division".

; and (ii) to insert alphabetically the following new definition:

                                     - 1 -

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          "OTM DIVISION" means substantially all of the assets of the Borrower comprising the optical test and measurement business of the Borrower."

          1.2 SECTION 2.5(B)(I) of the Credit Agreement is hereby amended to insert immediately after the phrase "Asset Sale" now appearing in CLAUSE (F) of
SECTION 2.5(B)(I), the following:  "(other than the sale of the OTM Division)".

          1.3 SECTION 7.4(A) of the Credit Agreement is hereby amended to delete the phrase "1.35 to 1.00" now appearing therein and to substitute the following therefor: "1.15 to 1.00".

          1.4 SECTION 7.4(B) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

     "    (B) MAXIMUM LEVERAGE RATIO.  The Borrower shall not permit the ratio
     (the "LEVERAGE RATIO") of (i) the sum of (a) Indebtedness for borrowed money and (b) Capitalized Lease Obligations to (ii) EBITDA to be greater than:

               (i) 5.75 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending June 30, 1999 through the fiscal quarter ending September 30, 1999; and

               (ii) 5.50 to 1.00 for the fiscal quarter ending December 31, 1999; and


               (iii) 5.25 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending March 31, 2000 through the fiscal quarter ending June 30, 2000; and

               (iv) 5.00 to 1.00 for the fiscal quarter ending September 30, 2000; and

               (v) 4.00 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending December 31, 2000 through the fiscal quarter ending December 31, 2001; and

               (vi) 3.25 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending March 31, 2002 through the fiscal quarter ending December 31, 2002; and

               (vii) 2.50 to 1.00 for each fiscal quarter for the period commencing with the fiscal quarter ending March 31, 2003 through the fiscal quarter ending December 31, 2003; and

               (viii) 2.00 to 1.00 for each fiscal quarter thereafter until the Termination Date.


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     The Leverage Ratio shall be calculated, in each case, determined as of the last day of each fiscal quarter based upon (a) for Indebtedness for borrowed money and Capitalized Lease Obligations, Indebtedness for borrowed money and Capitalized Lease Obligations as of the last day of each such fiscal quarter; and (b) for EBITDA, the actual amount for the four-quarter period ending on such day, calculated, with respect to Permitted Acquisitions, on a PRO FORMA basis using historical audited and reviewed unaudited financial statements obtained from the seller, broken down by fiscal quarter in the Borrower's reasonable judgment; PROVIDED, HOWEVER, that for purposes of calculating Indebtedness for each fiscal quarter through and including the fiscal quarter ending December 31, 1997, Indebtedness shall exclude all liabilities in connection with the overdraft facilities maintained by the Borrower and its Subsidiaries in the United Kingdom."

          1.5 SECTION 7.4(D) of the Credit Agreement is hereby amended to delete the phrase "$9,500,000" now appearing in CLAUSE (III) thereof, and to substitute the following therefor: "$7,000,000".

          2. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received the following documents:

          (i) duly executed originals of this Amendment from the Borrower, the Required Lenders and the Agent;

          (ii) duly executed originals of the Reaffirmation attached hereto from each Domestic Incorporated Subsidiary of the Borrower; and

          (iii) such other documents, instruments and agreements as the Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall be deemed effective as of June __, 1999 (the "Effective Date").

          3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment.


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          4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of SECTION 1 hereof, each reference to the Credit Agreement in the Credit Agreement and each other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                         IFR SYSTEMS, INC.


                          By: ____________________________
                              Name:
                                                    Title:


                         THE FIRST NATIONAL BANK OF
                              CHICAGO, as Agent and as Lender

                         By: ____________________________
                             Name:
                                                   Title:


                         INTRUST BANK, as a Lender


                         By: ____________________________
                             Name:
                                                   Title:


                         THE BANK OF NOVA SCOTIA, as a Lender


                         By: ____________________________
                             Name:
                                                   Title:


                         HARRIS TRUST AND SAVINGS BANK, as a Lender


                         By: ____________________________
                             Name:
                                                   Title:

SIGNATURE PAGE TO AMENDMENT NO. 3
TO AMENDED AND RESTATED CREDIT AGREEMENT


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                         NATIONAL WESTMINSTER BANK PLC, as a Lender


                         By: ____________________________
                             Name:
                                                   Title:


                         UNION BANK OF CALIFORNIA, N.A., as a Lender


                         By: ____________________________
                             Name:
                                                   Title:


                         LLOYDS BANK PLC, as a Lender


                         By: ____________________________
                             Name:
                                                   Title:

SIGNATURE PAGE TO AMENDMENT NO. 3
TO AMENDED AND RESTATED CREDIT AGREEMENT


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                                   REAFFIRMATION


          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver and an Amendment No. 2 dated as of November 3, 1998 and March 31, 1999, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") which Amendment No. 3 is dated as of June __, 1999 (the "AMENDMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit
Agreement.   Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.


                         Dated:  June __, 1999
                              IFR AMERICAS, INC., formerly known as
                              IFR Instruments, Inc.
                              PK TECHNOLOGY, INC.
                              IFR INSTRUMENTS OF TEXAS, INC.,
                              formerly known as Marconi Instruments, Inc.
                              IFR FINANCE, INC.


                              By __________________________
                                 Name:
                                 Title:

SIGNATURE PAGE TO REAFFIRMATION